[Scudder Investments logo]

Scudder Total Return Fund

Classes A, B, C and I

Annual Report

October 31, 2001

"Gains in the bond portfolio tempered the fund's exposure to wild market volatility and mitigated losses by the fund's stocks."

Contents

3 Performance Summary

6 Economic Overview

9 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

29 Financial Statements

34 Financial Highlights

38 Notes to Financial Statements

47 Report of Independent Auditors

48 Tax Information

49 Shareholder Meeting Results

51 Officers and Trustees

52 Investment Products and Services

54 Account Management Resources

Scudder Total Return Fund	Nasdaq Symbol	CUSIP Number
Class A	KTRAX	81123H-104
Class B	KTRBX	81123H-203
Class C	KTRCX	81123H-302

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary October 31, 2001

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Total Return Fund	1-Year	3-Year	5-Year	10-Year
Class A	-13.50%	2.80%	7.38%	8.63%
Class B	-14.38%	1.82%	6.34%	7.60%(a)
Class C	-14.18%	1.87%	6.42%	7.67%(a)
S&P 500 Index+	-24.91%	.04%	10.04%	12.76%
Lehman Brothers Government/Corporate Bond Index++	15.32%	7.06%	8.05%	8.00%
Russell 1000 Growth Index+++	-39.95%	-4.12%	7.47%	10.97%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/01	$ 8.80	$ 8.79	$ 8.78
10/31/00	$ 11.34	$ 11.34	$ 11.31
Distribution Information: Twelve Months: Income Dividends	$ .24	$ .15	$ .16
Capital Gains Distributions	$ .85	$ .85	$ .85

Class A Lipper Rankings* - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	339	of	460	74
3-Year	191	of	385	50
5-Year	136	of	281	49
10-Year	47	of	68	69

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Total Return Fund - Class A -- S&P 500 Index+ - - - Lehman Brothers Government/Corporate Bond Index++ - - - - Russell 1000 Growth Index+++

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Total Return Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$8,153	$10,240	$13,455	$21,566
	Average annual total return	-18.47%	.79%	6.12%	7.99%
Class B(c)	Growth of $10,000	$8,330	$10,388	$13,519	$20,796(a)
	Average annual total return	-16.70%	1.28%	6.22%	7.60%(a)
Class C(c)	Growth of $10,000	$8,582	$10,573	$13,653	$20,946(a)
	Average annual total return	-14.18%	1.87%	6.42%	7.67%(a)
S&P 500 Index+	Growth of $10,000	$7,509	$10,012	$16,136	$33,236
	Average annual total return	-24.91%	.04%	10.04%	12.76%
Lehman Brothers Government/ Corporate Bond Index++	Growth of $10,000	$11,532	$12,272	$14,726	$21,590
	Average annual total return	15.32%	7.06%	8.05%	8.00%
Russell 1000 Growth Index+++	Growth of $10,000	$6,005	$8,814	$14,335	$28,312
	Average annual total return	-39.95%	-4.12%	7.47%	10.97%

The growth of $10,000 is cumulative.

(a) Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Total Return Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(c) Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
+++ Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have a greater-than-average growth orientation.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, and the terrorist attacks in the United States on the World Trade Center and the Pentagon only increased the odds of recession. In the wake of the attacks, U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their child's tuition, we don't expect total consumption to get back to this past summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. We believe individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

Economic Guideposts Data as of 10/31/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

November 13, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of November 13, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder Total Return Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Total Return Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Gary A. Langbaum has 31 years of experience in the investment industry, including more than 20 years as an equity research analyst covering a wide range of industries, and over five years of portfolio management experience, focusing on the stocks of companies with medium- to large-sized market capitalizations. Mr. Langbaum joined the Advisor in 1988 and the fund team in 1995.

Portfolio Manager Tracy McCormick joined the Advisor in 1994 and the fund team in 1998. Ms. McCormick began her investment career in 1980.

Portfolio Manager Robert S. Cessine joined the Advisor in January 1993 and the fund team in 1999. Mr. Cessine's investment career began in 1982.

Portfolio Manager Richard Scargill joined the Advisor in 1990 and the fund in 1999. Mr. Scargill has five years of portfolio management experience.

In the following interview, Lead Portfolio Manager Gary Langbaum discusses the strategy of Scudder Total Return Fund and the market environment during the 12-month period ended October 31, 2001.

Q: Will you provide an overview of market conditions during the fund's annual reporting period - November 1, 2000 through October 31, 2001?

A: Last November, the economy was slowing, and companies were announcing disappointing earnings. Fearing recession, investors turned away from high-valuation/high-expectation growth sectors, choosing instead more traditionally defensive industries, such as health care and finance. Companies within defensive industries typically sustain their earnings in a downturn because they offer products or services that are not generally tied to discretionary income.

In an attempt to avert recession, the Federal Reserve Board (the Fed) began cutting short-term interest rates in early January. At the same time, investors were increasing their government bond investments in search of more perceived safety. U.S. Treasury and agency securities - which account for the largest portion of the fund's fixed-income holdings - posted strong performance. Although the Fed's friendlier monetary policy helped spur some stock market rallies in the following months, the rallies were all short-lived. Throughout most of the year, gains were found primarily in value stocks, while most growth stocks declined. Value stocks tend to be priced more cheaply than growth stocks because the market has lower expectations for their stock price appreciation.

The already struggling stock market was pushed further into bear territory in the weeks after the September 11 terrorist attacks. As investors feared the worst, they poured even more assets into high-quality U.S. Treasury bonds, boosting their performance. All areas of the stock market, however, suffered deep losses. In an attempt to stop the free fall, the Fed reduced short-term interest rates to near-historic lows. The government also began planning a second federal economic stimulus package to help re-ignite the economy. These aggressive actions sparked some optimism. And in October, we saw improvement, albeit minor, in many stocks.

Q: How did the volatility impact Scudder Total Return Fund's performance?

A: Scudder Total Return Fund invests in both stocks and bonds. Gains in the bond portfolio tempered the fund's exposure to wild market volatility and mitigated losses by the fund's stocks.

For the 12 months ended October 31, 2001, the fund's Class A shares (unadjusted for any sales charge) declined 13.50 percent. This compares with a loss of 24.91 percent by the Standard & Poor's 500, the fund's equity benchmark, and a gain of 15.32 percent by the Lehman Brothers Government/Corporate Bond Index, the fund's bond benchmark. The S&P 500 is an unmanaged group of large-cap stocks (growth and value) that are representative of the U.S. stock market. The Lehman Brothers Government/Corporate Bond Index is a group of U.S. government and corporate bonds representative of the broad bond market.

The fund can also be compared with other balanced funds that invest in both stocks and bonds. The Lipper Balanced Funds category average fell 9.70 percent. The fund's comparatively greater exposure to stocks caused it to lose ground to competitors that had maintained larger bond holdings, or had increased their bond holdings earlier and more aggressively. We regularly invest a larger portion of the fund's assets in stocks to comply with the fund's investment objective, which states that the equity portion of the fund, which offers relatively higher return potential, is designed to promote capital growth. In times when stocks outperform bonds, we would expect stronger comparative fund returns. Although we never like to see losses, we believe the fund performed as it should have - tempering stock market volatility and mitigating potential losses.

Q: How was the fund's portfolio structured during the period?

A: We began the year with a slightly more defensive structure than had been our longer-term strategy. In terms of our stock-to-bond ratio, the fund split was approximately 40-45 percent bonds and 55-60 percent equities, which helped mitigate losses as equities struggled. As the economic outlook became more unclear, and the corporate earnings forecasts called for more substantial declines, we moved to an even more defensive posture with 45-50 percent bonds and 50-55 percent stocks.

In the equity portfolio, we began the period with more exposure to health care and financials (an overweight position) than the S&P 500 and less exposure to technology (an underweight position). For the most part, this defensive posture helped the fund's performance as technology continued to struggle and health care stocks posted positive performance. In April, we became more optimistic that we would see some economic improvement as the positive effects of the Fed's action took hold. We increased our equity exposure to about 60 percent of assets. We believed that select technology stocks, primarily semiconductors, would be some of the first to rebound, so we added to our technology position, bringing it in line with the S&P 500. Many technology companies gained ground in the next couple of months and the move helped us. To fund the new technology investments, we trimmed the fund's overweight in health care, which had already experienced strong gains.

In July, the trend reversed course, and tech stocks began declining. We began allowing the fund's cash to build up. As the equity market declined, the fund's stock-to-bond ratio shifted to about 50 percent stocks and 45 percent bonds. This defensive structure was extremely helpful as stocks plummeted in the wake of the September 11 terrorist acts. In October, we began to see some signs of improvement, so we shifted the ratio back to about 60 percent stocks and 40 percent bonds. This more aggressive stance should help the fund benefit from any stock market improvement.

Q: What fund sectors helped performance?

A: Three principal areas helped the fund's performance during the year:

1. Health care. The fund's overweight position in health care combined with strong stock selection, was a primary contributor to performance. We overweighted the medical equipment/supplies industry, which outperformed the pharmaceutical and biotech areas of the sector. Companies such as Baxter International, Abbott Laboratories and Johnson & Johnson provided strong gains. Alza, another stock that we owned, was taken over by Johnson & Johnson during the period, resulting in a good profit for the fund.

2. Technology. The fund's technology holdings were a primary driver of overall performance. Our technology underweight early in the period helped as did stock selection within the sector. We held more "defensive" technology companies such as IBM and Microsoft, both of which added to performance. Late in the period we added to technology. We believe that the dramatic declines in September, coupled with cost-cutting measures already in place by many technology companies will make many tech stocks more attractive investments over the next year. We'll work to keep our position well diversified in solid names with long track records of solid earnings.

3. Industrials. We benefited from strong stock selection within the fund's industrial holdings. Tyco posted strong gains, and we took profits for the fund when we eliminated our position in General Dynamics to fund the purchase of Lockheed Martin, which also helped performance.

Q: What sectors hurt fund performance?

A: Problem areas for the fund included:

1. Financials. Our financial stocks were the biggest drag on fund performance. Throughout much of the period, we overweighted the sector, expecting it to benefit from declining interest rates. However, some of the stocks we held disappointed us. The biggest disappointment was Providian, a consumer lending and credit card company. We purchased the stock at a discount to its historic valuation measures, believing that when the economy began to bounce back, the company would experience rapid growth. Although the company met our investment parameters when we bought it, we later found some management and accounting problems. When this information surfaced, we liquidated our position. Although we never like to take losses for the fund, we were somewhat heartened that we exited before it plummeted even further.

2. Energy. Early in the period, the major oil companies were generating strong earnings as crude oil prices continued to rise, which we believed would result in increased capital expenditures. We invested in oil services companies, which we thought would benefit from increased spending by the oil giants. But as crude prices weakened, oil companies pulled back on development projects and our oil services stocks declined with the demand for their services. We then took a more defensive posture by reducing oil services and adding to large integrated oil companies and gas companies.

3. Consumer discretionary stocks. With the Fed aggressively cutting interest rates, we incorrectly assumed that the economy would begin to bounce back and that retail and media stocks would be some of the first to benefit from the bounce. The events of September 11 removed all hope of a quick economic recovery, and retailers and media stocks declined.

Q: What is your outlook for the rest of 2001?

A: Volatility will continue, as the economic and political environment remains uncertain. However, the precipitous declines that came as a result of the September 11 tragedy might have actually accelerated the stock market's descent and, therefore, its impending recovery. We believe that the economy may begin to recover in the first half of 2002.

We want to make sure we're well positioned to take full advantage of the recovery when it comes. To accomplish that, we've increased the fund's stock exposure and added cyclical stocks from a wide variety of sectors. Cyclical stocks are deeply tied to the economy. We are invested in companies that produce goods for use in the industrial sector of the economy and those that offer products or services that consumers perceive as discretionary and buy less of during a weak economy. Historically, these stocks have rebounded strongly when economic indicators improve.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Asset Allocation	10/31/01	10/31/00

Common Stocks	57%	62%
U.S. Treasury Obligations	19%	17%
Corporate Bonds	9%	11%
U.S. Government Agency Pass-Thrus	7%	5%
Cash Equivalents	4%	3%
Government National Mortgage Association	3%	2%
Asset Backed	1%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/01	10/31/00

Consumer Nondurables	19%	13%
Health	19%	18%
Capital Goods	15%	9%
Technology	14%	24%
Finance	14%	20%
Energy	7%	5%
Communication Services	6%	8%
Basic Materials	3%	3%
Transportation	3%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2001* (16.2% of Portfolio)
1. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.1%
2. Johnson & Johnson Provider of health care products	2.1%
3. Exxon Mobil Corp. Explorer and producer of oil and gas	1.8%
4. General Electric Co. Manufacturer and developer of products involved in the utilization of electricity	1.7%
5. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	1.6%
6. American International Group, Inc. Provider of insurance services	1.5%
7. Microsoft Corp. Developer of computer software	1.4%
8. Wal-Mart Stores, Inc. Operator of discount stores	1.4%
9. International Business Machines Corp. Manufacturer of computers and servicer of information processing units	1.3%
10. Abbott Laboratories Developer of health care products	1.3%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Shares	Value ($)
Common Stocks 57.1%
Communications 1.5%
Telephone/Communications
BellSouth Corp.	455,500	16,853,500
Verizon Communications, Inc.	531,501	26,474,031
		43,327,531
Consumer Discretionary 5.2%
Department & Chain Stores 4.9%
Home Depot, Inc.	489,550	18,715,497
Kohl's Corp.*	489,900	27,243,339
Lowe's Companies, Inc.	504,400	17,200,040
Target Corp.	552,600	17,213,490
Wal-Mart Stores, Inc.	805,901	41,423,274
Walgreen Co.	602,000	19,492,760
		141,288,400
Hotels & Casinos 0.3%
MGM Mirage, Inc.*	395,200	8,812,960
Consumer Staples 5.6%
Alcohol & Tobacco 0.6%
Philip Morris Companies, Inc.	387,900	18,153,720
Food & Beverage 3.3%
Hershey Foods Corp.	237,500	15,135,875
Kraft Foods, Inc. "A"	477,300	16,108,875
Kroger Co.*	748,400	18,305,864
PepsiCo, Inc.	940,000	45,787,400
		95,338,014
Package Goods/Cosmetics 1.7%
Colgate-Palmolive Co.	488,800	28,115,776
Procter & Gamble Co.	288,800	21,307,664
		49,423,440
Durable 0.9%
Aerospace 0.9%
Lockheed Martin Corp.	217,300	10,597,721
Newport News Shipbuilding, Inc.	6,800	470,560
United Technologies Corp.	282,500	15,223,925
		26,292,206
Energy 3.9%
Oil & Gas Production 0.7%
Burlington Resources, Inc.	240,000	8,940,000
Nabors Industries, Inc.*	348,500	10,712,890
		19,652,890
Oil Companies 3.2%
BP PLC (ADR)	402,400	19,452,016
Exxon Mobil Corp.	1,341,932	52,939,217
Royal Dutch Petroleum Co.	411,500	20,784,865
		93,176,098
Financial 8.5%
Banks 2.0%
Bank United Corp.*	3,300	264
Fifth Third Bancorp.	284,000	16,023,280
FleetBoston Financial Corp.	393,500	12,930,410
Wachovia Corp.	437,200	12,503,920
Wells Fargo Co.	417,600	16,495,200
		57,953,074
Consumer Finance 2.2%
Citigroup, Inc.	774,829	35,270,216
Household International, Inc.	274,722	14,367,961
Mellon Financial Corp.	454,300	15,264,480
		64,902,657
Insurance 3.7%
American International Group, Inc.	538,300	42,310,380
Hartford Financial Services Group, Inc.	376,500	20,331,000
Jefferson Pilot Corp.	465,575	19,251,526
MetLife, Inc.	444,500	11,957,050
XL Capital Ltd. "A"	156,000	13,550,160
		107,400,116
Other Financial Companies 0.6%
Fannie Mae	211,500	17,123,040
Health 10.6%
Biotechnology 1.7%
Amgen, Inc.*	285,700	16,233,474
Genentech, Inc.*	284,400	14,859,900
MedImmune, Inc.*	432,500	16,971,300
		48,064,674
Health Industry Services 1.2%
Laboratory Corp. of America Holdings*	181,800	15,671,160
McKesson Corp.	553,200	20,462,868
		36,134,028
Medical Supply & Specialty 1.1%
Baxter International, Inc.*	200,500	9,698,185
Zimmer Holdings, Inc.*	737,000	22,780,670
		32,478,855
Pharmaceuticals 6.6%
Abbott Laboratories	691,800	36,651,563
American Home Products Corp.	454,000	25,346,820
Eli Lilly & Co.	107,000	8,185,500
Johnson & Johnson	1,034,662	59,917,276
Pfizer, Inc.	1,461,775	61,248,373
		191,349,532
Manufacturing 7.1%
Chemicals 1.8%
PPG Industries, Inc.	512,400	25,020,492
Praxair, Inc.	530,600	25,033,708
		50,054,200
Diversified Manufacturing 4.4%
Eaton Corp.	235,300	15,398,032
General Electric Co.	1,365,500	49,717,855
Illinois Tool Works, Inc.	417,203	23,864,012
Minnesota Mining & Manufacturing Co.	116,500	12,160,270
Tyco International Ltd.	525,200	25,808,328
		126,948,497
Machinery/Components/Controls 0.9%
Johnson Controls, Inc.	189,300	13,690,176
Parker-Hannifin Corp.	344,200	12,356,780
		26,046,956
Media 2.1%
Advertising 0.6%
Omnicom Group, Inc.	220,900	16,960,702
Broadcasting & Entertainment 0.5%
Viacom, Inc. "B"*	392,404	14,326,670
Cable Television 0.5%
Cox Communications, Inc. "A"*	362,000	13,864,600
Print Media 0.5%
Tribune Co.	463,100	13,985,620
Service Industries 2.1%
EDP Services 0.9%
Electronic Data Systems Corp.	416,800	26,829,416
Investment 0.4%
Goldman Sachs Group, Inc.	160,200	12,521,232
Miscellaneous Commercial Services 0.8%
United Parcel Service "B"	456,000	23,256,000
Technology 8.6%
Computer Software 2.5%
Microsoft Corp.*	720,200	41,879,630
Oracle Corp.*	1,292,700	17,529,012
PeopleSoft, Inc.*	483,600	14,396,772
		73,805,414
Diverse Electronic Products 0.6%
Motorola, Inc.	521,500	8,536,955
Teradyne, Inc.*	416,000	9,588,800
		18,125,755
EDP Peripherals 0.4%
EMC Corp.*	998,500	12,301,520
Electronic Data Processing 1.3%
International Business Machines Corp.	340,300	36,776,221
Semiconductors 3.3%
Altera Corp.*	431,600	8,718,320
Analog Devices, Inc.*	308,900	11,738,200
Intel Corp.	1,153,700	28,173,354
Linear Technology Corp.	447,800	17,374,640
LSI Logic Corp.*	754,000	12,780,300
Texas Instruments, Inc.	589,000	16,486,110
		95,270,924
Telecommunications Equipment 0.5%
Cisco Systems, Inc.*	869,400	14,710,248
Transportation 1.0%
Railroads
Union Pacific Corp.	585,400	30,446,654
Total Common Stocks (Cost $1,511,036,795)		1,657,101,864

Convertible Preferred Stocks 0.1%
Technology
Diverse Electronic Products
Motorola, Inc.*	62,100	3,058,425
Office/Plant Automation
Cimlinc, Inc. "D"* (b)	37,716	0
Total Convertible Preferred Stocks (Cost $3,438,120)		3,058,425
	Principal Amount ($)	Value ($)
Corporate Bonds 8.2%
Communications 1.3%
Global TeleSystems, Inc., 11.5%, 12/15/2007*	2,370,000	5,925
Intermedia Communications, Inc., 8.6%, 6/1/2008	6,370,000	6,465,550
McLeod USA, Inc., Step-up Coupon, 0% to 3/1/2002, 10.5% to 3/1/2007***	6,550,000	1,310,000
MetroNet Communications Corp., Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008***	7,500,000	3,549,675
Nextel Communications, Inc., 9.375%, 11/15/2009	8,320,000	5,844,800
Nextel Communications, Inc., 9.5%, 2/1/2011	6,475,000	4,451,563
NTL, Inc., 11.5%, 2/1/2006	5,480,000	3,288,000
Qwest Capital Funding, 7%, 8/3/2009	6,450,000	6,441,228
Rogers Cantel, Inc., 8.8%, 10/1/2007	7,900,000	7,505,000
		38,861,741
Construction 0.2%
Del Webb Corp., 9.75%, 1/15/2008	6,010,000	6,070,100
Consumer Discretionary 0.6%
MGM Grand, Inc., 9.75%, 6/1/2007	5,725,000	5,696,375
Park Place Entertainment, Inc., 8.5%, 11/15/2006	3,900,000	4,062,267
Wal-Mart Stores, Inc., 6.875%, 8/10/2009	6,350,000	6,991,858
		16,750,500
Consumer Staples 0.2%
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009	6,350,000	6,495,733
Energy 0.9%
Devon Financing Corp., 6.875%, 9/30/2011	6,325,000	6,331,958
Petroleum Geo-Services, 7.5%, 3/31/2007	6,450,000	6,117,116
Phillips Petroleum Co., 8.75%, 5/25/2010	6,450,000	7,627,835
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	6,450,000	7,090,485
		27,167,394
Financial 2.0%
Capital One Bank, 6.875%, 2/1/2006	5,400,000	5,455,782
Citigroup, Inc. 7.25%, 10/1/2010	6,450,000	7,144,923
Firstar Bank NA, 7.125%, 12/1/2009	3,250,000	3,535,188
FleetBoston Financial Corp., Series 2000-C, 7.25%, 9/15/2005	5,775,000	6,333,616
Ford Motor Credit Co., 7.6%, 8/1/2005	6,450,000	6,741,734
General Electric Capital Corp., 6.5%, 12/10/2007	6,450,000	7,023,663
PNC Funding Corp., 5.75%, 8/1/2006	6,425,000	6,692,152
Prudential Insurance Co., 6.375%, 7/23/2006	4,000,000	4,207,520
Wells Fargo & Co., 7.25%, 8/24/2005	6,450,000	7,084,035
Wells Fargo & Co., 7.55%, 6/21/2010	2,425,000	2,744,494
		56,963,107
Health 0.2%
Magellan Health Services, Inc., 9.0%, 2/15/2008	6,000,000	5,820,000
Manufacturing 0.5%
Dow Chemical Co., 7.0%, 8/15/2005	6,450,000	7,050,366
International Paper Co., 8.0%, 7/8/2003	6,450,000	6,892,406
Plainwell, Inc., 11%, 3/1/2008*	4,230,000	42,300
		13,985,072
Media 1.5%
Cablevision Systems Corp., 7.875%, 12/15/2007	6,585,000	6,973,047
Charter Communications Holdings LLC, 8.625%, 4/1/2009	8,500,000	8,117,500
Comcast Cable Communications, 7.125%, 6/15/2013	3,075,000	3,250,121
Frontiervision LP, 11.0%, 10/15/2006	5,000,000	5,125,000
News America Holdings, Inc., 9.25%, 2/1/2013	3,225,000	3,859,906
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	3,890,000	3,812,200
TeleWest Communications, PLC, Step-up Coupon, 11% to 10/01/2007***	4,645,000	3,623,100
Time Warner, Inc., 9.125%, 1/15/2013	6,450,000	7,798,050
		42,558,924
Technology 0.0%
PSINet, Inc., 10%, 2/15/2005*	3,210,000	224,700
PSINet, Inc., 11.5%, 11/1/2008*	4,030,000	282,100
		506,800
Utilities 0.8%
Alabama Power Co., 7.125%, 8/15/2004	3,500,000	3,775,275
DTE Energy Co., 6.45%, 6/1/2006	6,450,000	6,835,574
KeySpan Corp., 7.625%, 11/15/2010	6,875,000	7,752,181
Progress Energy, Inc., 6.75%, 3/1/2006	3,675,000	3,933,500
		22,296,530
Total Corporate Bonds (Cost $256,492,706)		237,475,901

Asset Backed 0.8%
Automobile Receivables 0.3%
Daimler Chrysler Auto Trust, Series 2000-C, 6.82%, 9/6/2004	7,875,000	8,224,785
Credit Card Receivables 0.5%
Citibank Credit Card Issuance Trust, Series 2000-1 A, 6.9%, 10/17/2007	6,900,000	7,589,329
MBNA Master Credit Card Trust, Series 2000-1 A, 6.9%, 1/15/2008	8,050,000	8,838,138
		16,427,467
Total Asset Backed (Cost $22,817,010)		24,652,252

Foreign Bonds - U.S.$ Denominated 0.3%
Quebec Province, 7.0%, 1/30/2007 (Cost $8,688,488)	8,250,000	9,173,010

U.S. Treasury Obligations 19.4%
U.S. Treasury Bond, 5.375%, 2/15/2031	25,000,000	26,867,250
U.S. Treasury Bond, 6.125%, 8/15/2029	25,000,000	28,879,000
U.S. Treasury Bond, 6.25%, 5/15/2030	18,725,000	22,291,551
U.S. Treasury Note, 4.625%, 5/15/2006	5,475,000	5,726,522
U.S. Treasury Note, 5.0%, 2/15/2011	16,610,000	17,526,208
U.S. Treasury Note, 5.0%, 8/15/2011	10,850,000	11,477,239
U.S. Treasury Note, 5.75%, 11/15/2005	34,205,000	37,219,145
U.S. Treasury Note, 5.75%, 8/15/2010	71,925,000	79,848,258
U.S. Treasury Note, 6.75%, 5/15/2005	130,350,000	145,686,981
U.S. Treasury Note, 9.375%, 2/15/2006	90,450,000	111,465,153
U.S. Treasury Note, 10.75%, 8/15/2005	60,000,000	75,693,600
Total U.S. Treasury Obligations (Cost $524,730,756)		562,680,907

U.S. Government Agency Pass-Thrus 7.1%
Federal National Mortgage Association, 5.25%, 6/15/2006	11,225,000	11,833,620
Federal National Mortgage Association, 6.0%, 11/1/2031	12,525,000	12,687,575
Federal National Mortgage Association, 6.5%, 7/1/2030	4,283,626	4,408,837
Federal National Mortgage Association, 6.5% with various maturities until 11/1/2031	56,009,196	57,677,094
Federal National Mortgage Association, 7.0%, 7/15/2005	24,480,000	27,337,306
Federal National Mortgage Association, 7.0% with various maturities until 11/1/2031	48,604,374	50,776,048
Federal National Mortgage Association, 7.5%, 9/1/2015	8,476,597	8,936,198
Federal National Mortgage Association, 7.5%, 7/1/2031	23,219,896	24,322,377
Federal National Mortgage Association, 8.0%, 9/1/2015	7,587,675	7,981,476
Total U.S. Government Agency Pass-Thrus (Cost $197,416,461)		205,960,531

Government National Mortgage Association 2.7%
Government National Mortgage Association, 6.5% with various maturities until 11/1/2031	27,352,187	28,252,247
Government National Mortgage Association, 7.0% with various maturities until 12/15/2028	35,502,040	37,114,897
Government National Mortgage Association, 7.5%, 12/20/2030	13,795,889	14,456,298
Total Government National Mortgage Association (Cost $75,876,107)		79,823,442

Cash Equivalents 4.3%
Zurich Scudder Cash Management QP Trust, 2.63%** (Cost $124,886,789)	124,886,789	124,886,789
Total Investment Portfolio - 100.0% (Cost $2,725,383,232) (a)		2,904,813,121

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.
*** Deferred interest obligation; currently zero coupon under terms of initial offering.
(a) The cost for federal income tax purposes was $2,743,864,393. At October 31, 2001, net unrealized appreciation for all securities based on tax cost was $160,948,728. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $276,472,347 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $115,523,619.
(b) Securities valued at fair value by management and approved in good faith following procedures approved by the Trustees, amounted to $0 (0% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2001 aggregated $330,015. These securities may also have certain restrictions as to resale.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $2,725,383,232)	$ 2,904,813,121
Foreign currency, at value (cost $30,082)	30,262
Receivable for investments sold	59,908,494
Dividends receivable	875,947
Interest receivable	18,012,972
Receivable for Fund shares sold	893,969
Foreign taxes recoverable	42,100
Total assets	2,984,576,865
Liabilities
Payable for investments purchased	104,137,114
Dividends payable	1,797
Payable for Fund shares redeemed	4,328,729
Accrued management fee	1,304,131
Accrued reorganization costs	58,680
Accrued Trustees' fees and expenses	32,792
Other accrued expenses and payables	1,964,786
Total liabilities	111,828,029
Net assets, at value	$ 2,872,748,836
Net Assets
Net assets consist of: Undistributed net investment income (loss)	7,113,586
Net unrealized appreciation (depreciation) on: Investments	179,429,889
Foreign currency related transactions	10
Accumulated net realized gain (loss)	(135,242,875)
Paid-in capital	2,821,448,226
Net assets, at value	$ 2,872,748,836

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,328,398,857 / 264,545,192 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.80
Maximum offering price per share (100 / 94.25 of $8.80)	$ 9.34
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($463,625,624 / 52,726,582 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.79
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($71,831,269 / 8,185,693 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.78
Class I
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($8,893,086 / 1,008,729 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Dividends (net of foreign taxes withheld of $114,927)	$ 16,964,591
Interest	92,331,854
Total Income	109,296,445
Expenses: Management fee	16,859,518
Administrative fee	2,993,793
Services to shareholders	3,939,031
Custodian fees	118,945
Distribution service fees	12,129,232
Auditing	43,543
Legal	39,853
Trustees' fees and expenses	66,451
Reports to shareholders	202,020
Registration fees	115,398
Reorganization	769,685
Other	70,890
Total expenses, before expense reductions	37,348,359
Expense reductions	(613,771)
Total expenses, after expense reductions	36,734,588
Net investment income (loss)	72,561,857
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(112,128,979)
Foreign currency related transactions	1,861
(112,127,118)
Net unrealized appreciation (depreciation) during the period on: Investments	(433,357,653)
Foreign currency related transactions	10
(433,357,643)
Net gain (loss) on investment transactions	(545,484,761)
Net increase (decrease) in net assets resulting from operations	$ (472,922,904)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ 72,561,857	$ 77,129,300
Net realized gain (loss) on investment transactions	(112,127,118)	256,727,823
Net unrealized appreciation (depreciation) on investment transactions during the period	(433,357,643)	(108,116,973)
Net increase (decrease) in net assets resulting from operations	(472,922,904)	225,740,150
Distributions to shareholders from: Net investment income: Class A	(61,973,117)	(70,160,860)
Class B	(7,769,006)	(9,132,589)
Class C	(1,063,926)	(827,264)
Class I	(279,246)	(314,796)
Net realized gains: Class A	(212,734,693)	(115,967,738)
Class B	(41,586,848)	(28,527,232)
Class C	(4,576,621)	(1,824,608)
Class I	(831,203)	(453,978)
Fund share transactions: Proceeds from shares sold	353,136,439	651,291,066
Net assets acquired in tax-free reorganization	160,115,049	-
Reinvestment of distributions	311,582,246	213,705,889
Cost of shares redeemed	(648,907,552)	(1,044,991,009)
Net increase (decrease) in net assets from Fund share transactions	175,926,182	(179,994,054)
Increase (decrease) in net assets	(627,811,382)	(181,462,969)
Net assets at beginning of period	3,500,560,218	3,682,023,187
Net assets at end of period (including undistributed net investment income of $7,113,586 and $4,834,913, respectively)	$ 2,872,748,836	$ 3,500,560,218

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 11.34	$ 11.35	$ 10.54	$ 11.34	$ 11.28
Income (loss) from investment operations: Net investment income (loss)	.24[a]	.26[a]	.30[a]	.29	.31
Net realized and unrealized gain (loss) on investment transactions	(1.69)	.47	1.50	.77	1.57
Total from investment operations	(1.45)	.73	1.80	1.06	1.88
Less distributions from: Net investment income	(.24)	(.28)	(.31)	(.31)	(.33)
Net realized gains on investment transactions	(.85)	(.46)	(.68)	(1.55)	(1.49)
Total distributions	(1.09)	(.74)	(.99)	(1.86)	(1.82)
Net asset value, end of period	$ 8.80	$ 11.34	$ 11.35	$ 10.54	$ 11.34
Total Return (%)[b]	(13.50)	6.52	17.91	10.47	18.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,328	2,862	2,885	2,406	2,080
Ratio of expenses before expense reductions (%)	1.01[c]	1.02	1.02	1.01	1.01
Ratio of expenses after expense reductions (%)	.99[c]	1.01	1.02	1.01	1.01
Ratio of net investment income (loss) (%)	2.48	2.29	2.71	2.75	2.92
Portfolio turnover rate (%)	105	95	64	80	122

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of sales charges.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .99% and .99%, respectively (see Notes to Financial Statements).

Class B

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 11.34	$ 11.34	$ 10.52	$ 11.33	$ 11.27
Income (loss) from investment operations: Net investment income (loss)	.14[a]	.16[a]	.19[a]	.19	.22
Net realized and unrealized gain (loss) on investment transactions	(1.69)	.46	1.50	.75	1.55
Total from investment operations	(1.55)	.62	1.69	.94	1.77
Less distributions from: Net investment income	(.15)	(.16)	(.19)	(.20)	(.22)
Net realized gains on investment transactions	(.85)	(.46)	(.68)	(1.55)	(1.49)
Total distributions	(1.00)	(.62)	(.87)	(1.75)	(1.71)
Net asset value, end of period	$ 8.79	$ 11.34	$ 11.34	$ 10.52	$ 11.33
Total Return (%)[b]	(14.38)	5.58	16.76	9.30	17.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	464	556	744	877	1,132
Ratio of expenses before expense reductions (%)	1.99[c]	1.91	2.03	2.01	1.95
Ratio of expenses after expense reductions (%)	1.99[c]	1.90	2.03	2.01	1.95
Ratio of net investment income (loss) (%)	1.48	1.40	1.70	1.75	1.98
Portfolio turnover rate (%)	105	95	64	80	122

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of sales charges.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.95% and 1.95%, respectively (see Notes to Financial Statements).

Class C

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 11.31	$ 11.32	$ 10.54	$ 11.34	$ 11.28
Income (loss) from investment operations: Net investment income (loss)	.15[a]	.16[a]	.20[a]	.20	.22
Net realized and unrealized gain (loss) on investment transactions	(1.67)	.47	1.48	.77	1.56
Total from investment operations	(1.52)	.63	1.68	.97	1.78
Less distributions from: Net investment income	(.16)	(.18)	(.22)	(.22)	(.23)
Net realized gains on investment transactions	(.85)	(.46)	(.68)	(1.55)	(1.49)
Total distributions	(1.01)	(.64)	(.90)	(1.77)	(1.72)
Net asset value, end of period	$ 8.78	$ 11.31	$ 11.32	$ 10.54	$ 11.34
Total Return (%)[b]	(14.18)	5.63	16.64	9.50	17.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	61	43	26	17
Ratio of expenses before expense reductions (%)	1.89[c]	1.87	1.89	1.90	1.90
Ratio of expenses after expense reductions (%)	1.87[c]	1.86	1.89	1.90	1.90
Ratio of net investment income (loss) (%)	1.59	1.44	1.84	1.86	2.03
Portfolio turnover rate (%)	105	95	64	80	122

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of sales charges.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.87% and 1.87%, respectively (see Notes to Financial Statements).

Class I

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 11.36	$ 11.38	$ 10.54	$ 11.33	$ 11.27
Income (loss) from investment operations: Net investment income (loss)	.27[a]	.29[a]	.34[a]	.34	.36
Net realized and unrealized gain (loss) on investment transactions	(1.69)	.47	1.53	.77	1.55
Total from investment operations	(1.42)	.76	1.87	1.11	1.91
Less distributions from: Net investment income	(.27)	(.32)	(.35)	(.35)	(.36)
Net realized gains on investment transactions	(.85)	(.46)	(.68)	(1.55)	(1.49)
Total distributions	(1.12)	(.78)	(1.03)	(1.90)	(1.85)
Net asset value, end of period	$ 8.82	$ 11.36	$ 11.38	$ 10.54	$ 11.33
Total Return (%)	(13.14)	6.80	18.65	10.98	19.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11	10	12	12
Ratio of expenses before expense reductions (%)	.66[b]	.63	.67	.64	.71
Ratio of expenses after expense reductions (%)	.65[b]	.62	.67	.64	.71
Ratio of net investment income (loss) (%)	2.82	2.68	3.06	3.12	3.22
Portfolio turnover rate (%)	105	95	64	80	122

a Based on average shares outstanding during the period.
b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .64% and .64%, respectively (see Notes to Financial Statements).

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Total Return Fund (the ``Fund''), formerly Kemper Total Return Fund, is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $115,044,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009.

In addition, the Fund inherited approximately $1,025,000, $477,000 and $216,000 from its merger (see note H) with Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio, respectively, which may be applied against any realized net taxable capital gains in future years or until October 31, 2008, the expiration date, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term instruments) aggregated $2,943,468,520 and $2,930,531,250, respectively. Purchases and sales of U.S. government obligations aggregated $427,307,748 and $518,931,391, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor") formerly Scudder Kemper Investments, Inc., initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective June 11, 2001. The terms of the newly adopted and pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the UK, which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Effective June 11, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.375%, 0.300% and 0.100% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period June 11, 2001 through October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 2,171,561	$ 281,274
Class B	$ 732,046	$ 166,255
Class C	$ 86,414	$ 17,553
Class I	$ 3,772	$ 834
	2,993,793	$ 465,916

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B, C and I shares. Prior to June 11, 2001, the amount charged to Class A, B, C and I shares by SISC aggregated $2,719,594, $1,033,352, $68,404 and $5,263, respectively.

Effective June 11, 2001, the above fee is paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 3,778,831	$ 303,302
Class C	491,071	46,243
	$ 4,269,902	$ 349,545

Effective June 11, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 6,436,029	$ 647,086
Class B	1,259,610	93,506
Class C	163,691	14,258
	$ 7,859,330	$ 754,850

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2001 aggregated $174,070.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2001, the CDSC for Class B and C shares aggregated $957,599 and $7,561, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2001, Trustees' fees and expenses aggregated $39,573. In addition, a one-time fee of $26,878 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note G. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $13,438 of such costs.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2001, totaled $2,209,720 and are reflected as interest income on the Statement of Operations.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	25,196,811	$ 244,152,300	40,732,008	$ 462,150,294
Class B	8,786,157	84,736,084	13,136,551	148,872,046
Class C	2,424,799	23,384,536	3,070,169	34,772,235
Class I	90,723	863,519	481,696	5,496,491
		$ 353,136,439		$ 651,291,066
Shares issued in tax-free reorganization
Class A	7,720,288	$ 75,892,297	-	$ -
Class B	7,048,173	69,143,844	-	-
Class C	1,537,008	15,047,216	-	-
Class I	3,214	31,692	-	-
		$ 160,115,049		$ -
Shares issued to shareholders in reinvestment of distributions
Class A	26,922,108	$ 258,811,575	15,513,711	$ 174,882,058
Class B	4,823,674	46,582,591	3,169,388	35,646,302
Class C	528,605	5,077,421	214,536	2,412,157
Class I	115,537	1,110,659	67,671	765,372
		$ 311,582,246		$ 213,705,889
Shares redeemed
Class A	(47,755,148)	$ (458,915,976)	(57,964,692)	$ (658,461,950)
Class B	(17,902,557)	(171,782,459)	(31,968,691)	(362,292,953)
Class C	(1,703,824)	(16,469,594)	(1,669,541)	(18,883,893)
Class I	(185,689)	(1,739,523)	(470,996)	(5,352,213)
		$ (648,907,552)		$ (1,044,991,009)
Net increase (decrease)
Class A	12,084,059	$ 119,940,196	(1,718,973)	$ (21,429,598)
Class B	2,755,447	28,680,060	(15,662,752)	(177,774,605)
Class C	2,786,588	27,039,579	1,615,164	18,300,499
Class I	23,785	266,347	78,371	909,650
		$ 175,926,182		$ (179,994,054)

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from November 1, 2000 through June 10, 2001, the Fund's custodian fees were reduced by $5,928. For the period from June 11, 2001 through October 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,439 for the custodian credits earned. Prior to June 11, 2001, transfer agent fees were reduced by $23,601.

Effective June 11, 2001, transfer agent credits are no longer used to reduce Fund expenses.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $569,365 of such costs.

H. Acquisition of Assets

On June 11, 2001, the Scudder Total Return Fund (the ``Fund'') acquired all the net assets of the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio pursuant to a plan of reorganization approved by the shareholders on May 15, 2001. The acquisition was accomplished by tax-free exchanges of 2,339,888, 2,876,737 and 2,503,663 shares of Class A, 2,736,556, 2,923,063 and 1,388,554 shares of Class B, 591,758, 604,327 and 340,923 shares of Class C, 776, 118 and 2,320 shares of Class I of the Fund, respectively, for 2,225,769, 2,872,354 and 2,476,953 shares of Class A, 2,667,489, 2,908,536 and 1,369,980 shares of Class B, 576,047, 601,317 and 335,340 shares of Class C and 741, 122 and 2,308 shares of Class I of the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio, respectively, outstanding on June 11, 2001. Kemper Horizon 20+ Portfolio's net assets at that date ($55,647,535), including $1,646,938 of unrealized depreciation, Kemper Horizon 10+ Portfolio's net assets at that date ($62,873,142), including $2,131,087 of unrealized depreciation and Kemper Horizon 5 Portfolio's net assets at that date ($41,594,373), including $668,179 of unrealized depreciation, respectively, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisitions were $3,164,354,708. The combined net assets of the Fund immediately following the acquisitions were $3,324,469,757.

I. Adoption of New Accounting Principles

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Total Return Fund, formerly Kemper Total Return Fund, (the "Fund"), as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Total Return Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts/s/ Ernst & Young LLP

December 7, 2001

Tax Information (Unaudited)

The Fund paid distributions of $0.85 per share from net long-term capital gains during its year ended October 31, 2001, of which 100% represents 20% rate gains.

For corporate shareholders, 23% of the income dividends paid during the Fund's fiscal year ended October 31, 2001 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Total Return Fund was held on May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
John W. Ballantine	167,540,336	3,631,065	0
Lewis A. Burnham	167,453,609	3,717,792	0
Mark S. Casady	167,434,040	3,737,361	0
Linda C. Coughlin	167,453,817	3,717,584	0
Donald L. Dunaway	167,509,821	3,661,580	0
James R. Edgar	167,524,788	3,646,613	0
William F. Glavin	167,530,235	3,641,166	0
Robert B. Hoffman	167,502,036	3,669,365	0
Shirley D. Peterson	167,514,115	3,657,286	0
Fred B. Renwick	167,404,785	3,766,616	0
William P. Sommers	167,477,736	3,693,665	0
John G. Weithers	167,495,957	3,675,444	0

2. To ratify the selection of Ernst & Young LLP as the independent auditors of the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
165,487,195	1,246,359	4,437,847

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Class A

3. To approve a Rule 12b-1 Plan for Class A:

Affirmative	Against	Abstain
134,059,014	3,915,712	6,738,164

Class B

3. To approve an Amended and Restated Rule 12b-1 Plan for Class B:

Affirmative	Against	Abstain
25,813,834	466,675	942,888

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan for Class C:

Affirmative	Against	Abstain
3,002,510	19,916	109,334

Officers and Trustees

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady
Trustee and President
Linda C. Coughlin
Chairperson, Trustee and
Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
Philip J. Collora
Vice President and
Assistant Secretary
Gary A. Langbaum
Vice President
Kathryn L. Quirk
Vice President
Linda J. Wondrack
Vice President
John R. Hebble
Treasurer
Thomas Lally
Assistant Treasurer
Brenda Lyons
Assistant Treasurer
John Millette
Secretary
Caroline Pearson
Assistant Secretary

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free IncomeFund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Performance Summary October 31, 2001

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder Total Return Fund - Class I Shares	-13.14%	3.25%	7.84%	9.65%
S&P 500 Index+	-24.91%	.04%	10.04%	12.88%
Lehman Brothers Government/Corporate Bond Index++	15.32%	7.06%	8.05%	7.76%
Russell 1000 Growth Index+++	-39.95%	-4.12%	7.47%	10.75%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Total Return Fund - Class I Shares -- S&P 500 Index+ - - - Lehman Brothers Government/Corporate Bond Index++ - - - - Russell 1000 Growth Index+++

Yearly periods ended October 31

Dividend Review
During the fiscal year, Scudder Total Return Fund - Class I shares paid the following dividends:
Income Dividends	$ .27
Capital Gains Distributions	$ .85

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on July 3, 1995. Index comparisons begin June 30, 1995.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
+++ Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Total Return Fund prospectus and the 2001 Annual Report for Scudder Total Return Fund.

(STRF-2I)